Bridge Builder Large Cap Value Fund

Summary Prospectus

Ticker: BBVLX	October 28, 2026

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at:

www.bridgebuildermutualfunds.com/literature

You may also obtain this information at no cost by calling 1-855-823-3611 or by e-mail at bridgebuilder@edwardjones.com. The Fund’s Prospectus and Statement of Additional Information, each dated October 28, 2026, are incorporated by reference into this Summary Prospectus.

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SUMMARY SECTION

Bridge Builder Large Cap Value Fund

Investment Objective

The investment objective of Bridge Builder Large Cap Value Fund (the “Fund” or the “Large Cap Value Fund”) is to provide capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as annual program or administrative fees for participating in an Edward D. Jones & Co., L.P. (“Edward Jones”) sponsored investment advisory program (an “Advisory Program”), which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.44%
Distribution and Service (12b-1) Fees	None
Other Expenses(2)	0.01%

Total Annual Fund Operating Expenses	0.45%
Less Waivers(1)	(0.24)%

Net Annual Fund Operating Expenses	0.21%

(1)

Olive Street Investment Advisers, LLC (the “Adviser”) has contractually agreed, until at least October 28, 2027, to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Fund is required to pay the Fund’s sub-advisers (i.e., the Adviser does not receive any management fees from the Fund as a result of its waivers). This contractual agreement may not be terminated by the Adviser without the consent of the Board of Trustees (the “Board”) of Bridge Builder Trust (the “Trust”), except that the Adviser may terminate the agreement upon written notice to the Trust, effective as of the end of the expense limitation period ending October 28, 2027, if written notice is provided to the Trust by or before a date agreed to by the Board. Such waivers are not subject to reimbursement by the Fund.

(2)	Other Expenses include acquired fund fees and expenses less than 0.01%.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Adviser’s agreement to waive management fees until October 28, 2027). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$22	$120	$228	$544

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of large capitalization companies with value characteristics and other instruments, such as derivative instruments with economic characteristics similar to such securities, and investment companies that seek to track the performance of such securities. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders.

The Fund defines large capitalization companies as companies whose market capitalizations at the time of purchase are comparable to those of companies included in one or more of the following three indices: (i) the Russell 1000® Index (as of September 30, 2026, companies with capitalizations greater than $1.76 billion); (ii) the S&P 500® Index (as of September 30, 2026, companies with capitalizations greater than $5.73 billion); or (iii) the MSCI® ACWI Large Cap Index (as of September 30, 2026, companies with capitalizations greater than $1.73 billion). The market capitalization of the companies included in these indices will change with market conditions.

The Fund defines companies with value characteristics as companies that (i) are included in the Russell 1000® Value Index, the S&P 500® Value Index or the MSCI® ACWI Large Cap Value Index (the “Value Indices”); or (ii) are identified by the Adviser or a sub-adviser of the Fund as having value characteristics similar to companies included in the Value Indices, such as price-to-trailing twelve-month sales per share, price-to-book value per share, price-to-trailing twelve-month cash flow per share, price-to-trailing twelve-month earnings per share and dividend yield.

In addition, consistent with its 80% investment policy, the Fund may invest in securities issued by U.S. and foreign entities, including in non-U.S. dollar denominated securities. The Fund may invest in American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). While the Fund primarily invests in equity securities of large capitalization companies with value characteristics, it may also invest up to 20% of its net assets in other large capitalization companies or securities of medium and small capitalization companies.

The Fund may also invest in other investment companies, including other open-end or closed-end investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the Fund’s investment strategies. The Fund may also invest a portion of its assets in securities of real estate investment trusts (“REITs”), which are companies that own and/or manage real estate properties. The Fund may also buy or sell derivatives, principally futures contracts, currency forwards and total return swaps, for cash equitization purposes. The Fund may utilize a completion portfolio, which is a supplemental group of investments used to adjust the Fund’s overall portfolio exposures. The completion portfolio serves as a risk-management tool designed to help keep the Fund within the Adviser’s desired investment ranges and exposure limits relative to its benchmark index by seeking to offset material unintended portfolio exposures. The Fund may, from time to time, invest a significant portion of its total assets in securities of companies in certain sectors. As of September 30, 2026, the Fund had significant exposure to securities of companies in the financial sector. Any investment companies or derivatives that provide exposure to the investments suggested by the Fund’s name or, with respect to derivatives, to one or more of the market risk factors associated with the investment focus suggested by the Fund’s name, are counted toward compliance with the Fund’s 80% investment policy. The Fund follows an investing style that favors value investments.

The Fund’s portfolio is constructed by combining the investment styles and strategies of multiple sub-advisers that have been or will be retained by the Adviser (each a “Sub-adviser”). Each Sub-adviser may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Fund’s assets.

Portfolio securities may be sold at any time. Sales may occur when a Sub-adviser seeks to take advantage of what a Sub-adviser considers to be a better investment opportunity, when a Sub-adviser believes the portfolio securities no longer represent relatively attractive investment opportunities, or when a Sub-adviser believes it would be appropriate to do so in order to readjust the asset allocation of its portion of the Fund’s investment portfolio.

The Adviser is responsible for determining the amount of Fund assets to allocate to each Sub-adviser. The Adviser allocates Fund assets for each investment strategy to the following Sub-advisers: Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”), Dodge & Cox, LSV Asset Management (“LSV”), Russell Investment Management, LLC (“RIM”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), and Wellington Management Company, LLP (“Wellington Management”). The Adviser may adjust allocations to the Sub-advisers at any time or make recommendations to the Board with respect to the hiring, termination, or replacement of a Sub-adviser. Below is a summary of each Sub-adviser’s principal investment strategies.

Barrow Hanley’s Principal Investment Strategies

Barrow Hanley invests primarily in large capitalization securities. As a traditional value manager, Barrow Hanley searches for companies that are temporarily undervalued for reasons Barrow Hanley can identify, understand, and believe will improve over time. In its valuation framework, Barrow Hanley strives to construct portfolios that trade at levels below the market across multiple metrics, such as the price-to-earnings and the price-to-book ratios, while simultaneously delivering an above-market dividend yield. Barrow Hanley’s goal is to generate alpha by building a high active share portfolio with an asymmetrical risk/return profile that maximizes upside potential while minimizing risk.

Dodge & Cox’s Principal Investment Strategies

Dodge & Cox seeks to build a portfolio of individual securities that it believes to be undervalued relative to their long-term prospects. Fundamental bottom-up research, a long-term investment horizon, and rigorous valuation discipline are central to its investment approach. Dodge & Cox conducts detailed research to assess underlying financial condition and prospects of individual companies, including future earnings, cash flow, and dividends. Various other factors, including financial strength, economic condition, competitive advantage, quality of the business franchise, and the competence of a company’s management, are weighed against valuation in selecting individual securities. Dodge & Cox primarily invests in medium-to-large companies.

LSV’s Principal Investment Strategies

LSV primarily invests in large and medium capitalization U.S. companies. LSV uses a bottom-up investment style, seeking to identify companies that are trading at prices substantially below their intrinsic value. LSV follows an active investment strategy, focusing on using data and financial information and combining such information with the rigor of a quantitative model.

RIM’s Principal Investment Strategies

Cash Equitization:

At the direction of the Adviser, RIM will expose all or a portion of the Fund’s cash to the performance of certain markets by purchasing derivatives (also known as “cash equitization”), which includes index futures contracts, currency forwards, and total return swaps. This is intended to cause the Fund to perform as though all or a portion of its cash were actually invested in those markets.

Completion Portfolio:

At the direction of the Adviser, RIM will employ completion portfolio strategies to seek to achieve the Adviser’s preferred portfolio positioning for the Fund and in doing so may invest in equity securities, ADRs, GDRs, other investment companies, REITs, and derivatives such as futures contracts, currency forwards, and total return swaps. RIM may use quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and other instruments that RIM believes will achieve the Adviser’s preferred portfolio positioning for the Fund. At the direction of the Adviser, the strategy may be managed to offset undesired relative over- or under-weights to Fund exposures such as volatility, momentum, value, growth, capitalization size, industry, sector, country, specific securities or other factors to seek to achieve the Adviser’s preferred portfolio positioning for the Fund. RIM may utilize tools such as optimization, which involves the analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs, to implement the Adviser’s preferred portfolio positioning for the Fund.

T. Rowe Price’s Principal Investment Strategies

T. Rowe Price invests in equity securities with a track record of paying dividends. T. Rowe Price typically employs a value approach in selecting investments. T. Rowe Price’s in-house research team seeks dividend-paying companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. In selecting investments for its allocated portion of the Fund, T. Rowe Price generally looks for companies with one or more of the following: an established operating history; above-average dividend yield relative to the broader equity market; low price/earnings ratio relative to the broader equity market; a sound balance sheet and other positive financial characteristics; or low stock price relative to a company’s underlying value as measured by assets, cash flow, or business franchises. T. Rowe Price typically invests in U.S. common stocks and may invest in foreign stocks. The portion of the Fund managed by T. Rowe Price may also at times invest significantly in certain sectors, such as the financials sector.

Wellington Management’s Principal Investment Strategies

Wellington Management normally invests a significant portion of its assets in the equity securities of large capitalization companies, though it may invest in the securities of companies with any market capitalization.

Wellington Management uses substantial proprietary, fundamental research resources to identify companies with superior prospects for dividend growth and capital appreciation that sell at reasonable valuation levels. Wellington Management believes that above average growth in dividends is an effective and often overlooked indicator of higher quality, shareholder-oriented companies that have the ability to produce consistent, above-average returns over the long term.

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares varies as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You may lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks affecting the Fund that can cause a decline in value are set forth below. The risks are ordered in alphabetical order after the first five risks, although the order of the risk factors does not indicate the significance of any particular risk factor. Any additional risks associated with the Fund’s non-principal investments are described in the Statement of Additional Information (“SAI”). The SAI also provides additional information about the risks associated with the Fund’s principal investments described herein.

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Market Risk. The overall market may perform poorly or the returns from the securities in which the Fund invests may underperform returns from the general securities markets, a particular securities market, or other types of investments. A variety of factors can influence underperformance and can have a significant impact on the Fund and its investments, including regulatory events, inflation, interest rates, government defaults, government shutdowns, war, regional conflicts, acts of terrorism, social unrest, the imposition of tariffs, trade disputes and substantial economic downturn or recessions. In addition, the impact of any epidemic, pandemic, natural disaster, spread of infectious illness or other public health issue, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

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Equity Securities Risk. The value of equity securities will rise and fall over short or extended periods of time in response to the activities of the company that issued them, general market conditions, and/or economic conditions.

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Active Management Risk. A significant portion of the Fund is actively managed with discretion and may underperform market indices, including relevant benchmark indices, or other mutual funds with similar investment objectives.

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Larger Company Risk. Larger capitalization companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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Value Style Risk. The Fund is managed primarily in a value investment style. Value stocks can perform differently from the market as a whole and other types of stocks and may underperform other types of investments or investment styles, as different market styles tend to shift in and out of favor depending upon market conditions and other factors. Value stocks are believed to be undervalued relative to their projected underlying profitability.

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American Depositary Receipts or Global Depositary Receipts Risk. ADRs and GDRs are subject to many of the same currency and economic risks as the underlying non-U.S. securities they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.

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Cash Equitization Risk. A portion of the Fund’s assets may use derivatives to obtain equity market exposure for cash held by the Fund. If the markets or indexes to which the derivatives provide exposure decline, the Fund may incur losses that it would not have incurred had the cash remained uninvested or been invested in cash equivalents. The strategy may not provide the intended exposure, replicate the target benchmarks, or replicate the performance of the applicable market or index due to instrument selection, differences between prices in the index futures market and the stock market, financing and margin considerations, roll and transaction costs, market movements, cash flows, or implementation timing. Inaccurate, incomplete, or delayed information concerning cash balances, cash flows, intended exposures, or investment guidelines, as well as errors in implementing or adjusting the strategy, may cause the Fund’s actual exposure to differ from its intended exposure.

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Completion Portfolio Risk. RIM manages a portion of the Fund’s assets as a completion portfolio to seek to achieve the Adviser’s preferred overall portfolio positioning for the Fund. Investments, including derivatives such as futures contracts, forwards and swaps, in the completion portfolio may be purchased or retained primarily for their contribution to the Fund’s desired market, sector, industry, style, factor, country, currency or other exposures rather than based on their individual investment merits or expected performance. Accordingly, the Fund may hold securities that perform poorly or that would not otherwise be selected under a security-specific, active investment approach. The completion portfolio may not achieve the intended exposures or results and could adversely affect the Fund’s performance.

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Counterparty Risk. When the Fund enters into an investment contract, such as a derivative or a repurchase agreement, the Fund is exposed to the risk that the other party may be unable or unwilling to fulfill its obligations, which could adversely impact the value of the Fund.

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Currency Risk. As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, adversely affecting the value of the Fund.

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Derivatives Risk. An investment in derivatives (such as futures contracts, currency forwards and total return swaps) may not perform as anticipated by the Sub-advisers, may not be able to be closed out at a favorable time or price, or may increase the Fund’s volatility. Derivatives may create investment leverage so that when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment or when used for hedging purposes, the derivative may not provide the anticipated protection, causing the Fund to lose money on both the derivative and the exposure the Fund sought to hedge. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Derivatives are also subject to correlation risk, which is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index. The Fund’s use of derivatives is also subject to market risk, which is described above, and liquidity risk, which is described below. The Fund’s use of swaps is also subject to counterparty risk, which is described above.

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Foreign Securities Risk. The risks of investing in foreign securities can increase the potential for losses in the Fund and may include currency risk, political and economic instability, terrorism, armed conflicts and other geopolitical events, additional or fewer government regulations, the imposition of tariffs and other restrictions on trade or economic sanctions, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors, and less stringent regulation of securities markets. Geopolitical or other events such as nationalization or expropriation could cause the loss of the Fund’s entire investment in one or more countries. In addition, periodic U.S. government prohibitions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

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Investment Company and Exchange-Traded Fund Risk. An investment company, including an ETF, in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively. Large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses.

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Investment Strategy Risk. There is no assurance the Fund’s investment objective will be achieved. Investment decisions may not produce the expected results. The value of the Fund may decline, and the Fund may underperform other funds with similar objectives and strategies.

●	Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole or other similar securities.

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Liquidity Risk. Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit the Fund’s ability to value securities or prevent the Fund from selling securities or closing derivative positions at desirable times or prices.

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Multi-Manager and Multi-Style Management Risk. The Fund allocates its assets to multiple Sub-advisers believed to have complementary styles. These investment styles, at times, may not be complementary and could result in more exposure to certain types of securities. Because portions of the Fund’s assets are managed by different Sub-advisers using different styles, the Fund could engage in overlapping or conflicting securities transactions. Overlapping transactions could lead to multiple Sub-advisers purchasing the same or similar securities at the same time, potentially leading to the Fund holding a more concentrated position in these securities. Conversely, certain Sub-advisers may be purchasing securities at the same time other Sub-advisers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment management style.

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Quantitative Investing Risk. To the extent that a Sub-adviser’s investment strategy uses a quantitative investment model to evaluate and recommend investment decisions for the Fund, the Fund can perform differently from the market as a whole based on the factors used in the model, the weight placed on each factor and changes from the factors’ historical trends. Due to the significant role technology plays in a quantitative model, use of a quantitative model carries the risk of potential issues with the design, coding, implementation or maintenance of the computer programs, data and/or other technology used in the quantitative model. These issues could negatively impact investment returns.

●	Real Estate Investment Trusts Risk. REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.

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Redemption Risk. The Fund may experience losses or realize taxable gains when selling securities to meet redemption requests. This risk is greater for larger redemption requests or redemption requests during adverse market conditions. Large redemptions of the Fund’s shares may force the Fund to sell securities at times when it would not otherwise do so and may cause the Fund’s portfolio turnover rate and transaction costs to rise, which may negatively affect the Fund’s performance and have adverse tax consequences for Fund shareholders.

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Regulatory and Judicial Risk. The regulation of securities markets, transactions and portfolio companies is subject to change. Such regulatory changes and judicial actions could have a substantial adverse effect on the Fund’s performance.

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Sector Focus Risk. Because the Fund may invest a significant portion of its assets in a particular sector of the market, the Fund may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the share price of a fund that is more diversified across numerous sectors.

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Financials Sector Risk. From time to time, the Fund may focus its investments in the financials sector. The financials sector can be significantly affected by changes in the interest rates, government regulation, the rate of defaults on corporate, consumer and governmental debt, the availability and cost of capital, and the impact of more stringent capital requirements. The Fund may be adversely affected by events or developments negatively impacting the financials sector. For example, events in the financials sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur losses.

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Smaller Company Risk. Investments in smaller capitalization companies (including medium capitalization and small capitalization companies) may have greater risks, as these companies may have less operating history, narrower product or customer markets, and fewer managerial and financial resources than more established companies. Smaller capitalization stocks may be more volatile and have less liquidity.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s year-to-year performance and the table shows how the Fund’s average annual total returns for one, five and ten years compared to that of a broad measure of market performance and a more narrowly based index that reflects the market sectors in which the Fund invests. The performance information shown here reflects only Fund performance and does not reflect annual program or administrative fees you may be charged for participating in an Advisory Program. See the Fund’s website www.bridgebuildermutualfunds.com/literature for updated performance information. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Year-by-Year Total Returns

Calendar Year Ended December 31

Quarterly Returns
Highest (quarter ended December 31, 2020)	18.11%
Lowest (quarter ended March 31, 2020)	-26.31%

The performance information shown above is based on a calendar year. The Fund’s performance (before taxes) from 1/1/26 to 9/30/26 was 9.37%.

Average Annual Total Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

Average Annual Total Return as of December 31, 2025
	1 Year	5 Years	10 Years

Return Before Taxes	13.26%	12.01%	11.94%

Return After Taxes on Distributions	10.56%	9.87%	10.57%

Return After Taxes on Distributions and Sale of Fund Shares	9.93%	9.25%	9.65%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	15.91%	11.33%	10.53%

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The Russell 1000 ® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike a mutual fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

Fund Management

Olive Street Investment Advisers, LLC is the investment adviser for the Fund.

Sub-advisers and Portfolio Managers

The Adviser allocates Fund assets for each investment strategy to the following Sub-advisers, which allocations may be adjusted at any time:

Barrow Hanley
Portfolio Managers	Position with Barrow Hanley	Length of Service to the Fund
Mark Giambrone	Executive Director, Portfolio Manager	Since Inception
Michael Nayfa, CFA	Managing Director, Portfolio Manager	Since Inception
Terry Pelzel, CFA	Managing Director, Portfolio Manager	Since Inception

Dodge & Cox
Portfolio Managers	Position with Dodge & Cox	Length of Service to the Fund
David Hoeft, CFA	Chair and Chief Investment Officer	Since June 2026
Steve Voorhis, CFA	Senior Vice President and Director of Research	Since June 2026
Phil Barret, CFA	Director, Senior Vice President, and Research Analyst	Since June 2026
Katie McCarthy, CFA	Vice President and Research Analyst	Since June 2026
Ben Garosi, CFA	Vice President and Research Analyst	Since June 2026

LSV
Portfolio Managers	Position with LSV	Length of Service to the Fund
Josef Lakonishok, Ph.D.	Chief Executive Officer, Chief Investment Officer, Portfolio Manager and Founding Partner	Since May 2020
Menno Vermeulen, CFA	Portfolio Manager, Systems Development, and Partner	Since May 2020
Puneet Mansharamani, CFA	Portfolio Manager and Partner	Since May 2020
Greg Sleight	Portfolio Manager and Partner	Since May 2020
Guy Lakonishok, CFA	Portfolio Manager and Partner	Since May 2020
Gal Skarishevsky	Portfolio Manager and Partner	Since March 2025

RIM
Portfolio Managers	Position with RIM	Length of Service to the Fund
Brian Causey, CFA	Senior Director, Co-Head of Overlay Solutions	Since May 2026
Jeremy Field	Senior Portfolio Manager, Customized Portfolio Solutions, Equity	Since May 2026
Evgenia Gvozdeva, PhD	Managing Director, Head of Research	Since May 2026
Christina Shockley	Director, Customized Portfolio Solutions	Since May 2026
Nick Zylkowski, CFA	Managing Director and Co-Head of Customized Portfolio Solutions	Since May 2026

T. Rowe Price
Portfolio Manager	Position with T. Rowe Price	Length of Service to the Fund
John D. Linehan, CFA	Vice President, Portfolio Manager, and Chairman of Investment Advisory Committee	Since May 2020

Wellington Management
Portfolio Managers	Position with Wellington Management	Length of Service to the Fund
Timothy J. Casaletto, CFA	Managing Director and Equity Portfolio Manager	Since July 2026
G. Thomas Levering	Senior Managing Director, Partner, Global Industry Analyst and Portfolio Manager	Since July 2026

Purchase and Sale of Fund Shares

Fund shares are currently available to investors participating in an Advisory Program, as well as current and former Trustees of the Trust. Edward Jones, in its sole discretion, may determine the eligibility requirements of the Fund with respect to investors in an Advisory Program. Please discuss your eligibility to invest in the Fund with your Edward Jones financial advisor.

Advisory Program investors may purchase and sell or redeem Fund shares only from Edward Jones through an Advisory Program. Current and former Trustees of the Trust may purchase and sell or redeem shares directly. There are no initial or subsequent minimum purchase amounts for the Fund. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open.

Tax Information

The Fund’s distributions will normally be taxed as qualified dividend income, ordinary income or capital gains. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.